361 MANAGED FUTURES STRATEGY FUND
Investor Class (Ticker Symbol: AMFQX)

Class I Shares (Ticker Symbol: AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND
Investor Class (Ticker Symbol: AGFQX)

Class I Shares (Ticker Symbol: AGFZX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 1, 2020, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated March 1, 2020, as supplemented.

Effective immediately, Jason Leupold and John Riddle will no longer serve as portfolio managers to the 361 Managed Futures Strategy Fund and the 361 Global Managed Futures Strategy Fund (each a “Fund” and collectively, the “Funds”). Accordingly, all references in the Prospectus and SAI to Messrs. Leupold and Riddle are hereby deleted in their entirety. Blaine Rollins, Aditya Bhave, and Randall Bauer will continue to serve as portfolio managers of the 361 Managed Futures Strategy Fund and Messrs. Rollins and Bhave will continue to serve as portfolio managers of the 361 Global Managed Futures Strategy Fund.

Additionally, based on the recommendation of 361 Capital, LLC, the Advisor to the Funds, the Board of Trustees of the Trust has approved the appointment of Revolution Capital Management LLC (“RCM”) as a new Sub-Advisor to each Fund, subject to the approval of the respective Fund’s shareholders. A proxy statement with additional information on RCM will be mailed to shareholders of each Fund.

Please file this Supplement with your records.